SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this “Agreement”) is dated as of June 30, 2011, among Unify Corporation , a Delaware corporation (the “Company”), and the investors identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Investor severally, and not jointly, agree, with the intent to be legally bound, as follows:

ARTICLE I
DEFINITIONS

     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

          “Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

          “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144. With respect to any Investor, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Investor will be deemed to be an Affiliate of such Investor.

          “Business Day” means any day except Saturday, Sunday and any day that is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          “California Courts” means the state and federal courts sitting in the State of California, County of Sacramento.

          “Closing” means the closing of the purchase and sale of the Securities pursuant to Article II.

          “Closing Date” means the date of this Agreement, or such other time as the Closing shall occur in accordance with the agreement of the parties.

          “Commission” means the Securities and Exchange Commission.

          “Common Stock” means the common stock of the Company, par value $.001 per share, and any securities into which such common stock may hereafter be reclassified.

          “Common Stock Equivalents” means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

          “Company Counsel” means DLA Piper.

          “Disclosure Materials” means the SEC Reports and the Schedules, considered together.

          “Effective Date” means the date that the Registration Statement required by Sections 2(a) or 2(b) of the Registration Rights Agreement is first declared effective by the Commission.

          “Evaluation Date” means a date within 90 days prior to the filing date of the Form 10-Q for the Company’s most recently ended fiscal quarter.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          “GAAP” means U.S. generally accepted accounting principles applied on a consistent basis during the periods involved.

          “Intellectual Property Rights” means all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with the Company’s business as described in the SEC Reports.

          “Intellectual Property” shall mean any or all of the following and all rights in, arising out of, or associated therewith: (a) all United States, international and foreign registered patents and applications therefor and all underlying patent rights, reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (b) all inventions (whether patentable or not), ideas, processes, invention disclosures, improvements, trade secrets, proprietary information, know-how, technology, improvements, discoveries, technical data, proprietary processes and formulae, all source and object code, algorithms, architectures, structures, display screens, layouts, development tools and all documentation and media constituting, describing or relating to the above, including, without limitation, manuals, memoranda and records; (c) all copyrights, copyrights registrations and applications therefor, copyrightable material including derivative works, revisions, transformations and adaptations, material that is subject to non-copyright disclosure protections, and all other works of authorship and designs (whether or not copyrightable), and all other rights corresponding thereto throughout the world; (d) all trade names, logos, trade dress, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (e) domain names; (f) web sites and related content; (g) intellectual property rights acquired by license or agreement; (h) all manuals, documentation and materials relating to the above; and (i) any equivalent rights to any of the foregoing anywhere in the world.

          “Investment Amount” means, with respect to each Investor, the investment amount, in dollars, indicated below such Investor’s name on its signature page to this Agreement.

          “Investor Parties” means the Investors and their directors, officers, shareholders, partners, employees and agents.

          “Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind; other than restrictions on transfer of securities arising under federal or state securities laws and regulations.

          “Losses” means any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of preparation and investigation.

          “Material Adverse Effect” means any of (a) an adverse effect on the legality, validity or enforceability of any Transaction Document, (b) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (c) a material and adverse impairment to the Company’s ability to perform, on a timely basis, its obligations under any Transaction Document.

          “Material Permits” means all certificates, authorizations, licenses and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports.

          “Per Share Purchase Price” means, with respect to each Investor, the per share purchase price indicated below such Investor’s name on such Investor’s signature page to this Agreement.

          “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          “Preferred Shares” means the Company’s preferred shares that have the rights, preferences and privileges set out in the Company’s Certificate of Designation, attached as Exhibit A.

          “Registration Statement” means a registration statement, including amendments and supplements thereto, meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Shares.

          “Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Investors, in the form of Exhibit B.

          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

          “Schedules” means the disclosure schedules prepared by the Company and attached to this Agreement.

          “SEC Reports” means all reports required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 24 months preceding the date hereof (or such shorter period as the Company was required by law to file such reports).

          “Securities” means, (i) with respect to each Investor, the number of Shares indicated below such Investor’s name on such Investor’s signature page to this Agreement, and (ii) with respect to the Company, all Shares, issued or issuable pursuant to this Agreement, including shares of Common Stock issuable upon the conversion of any Preferred Shares.

          “Securities Act” means the Securities Act of 1933, as amended.

          “Shares” means the Preferred Shares, issued or issuable to the Investors at the Closing.

          “Short Sale” means, all “short sales” as defined in Rule 3b-3 of the Exchange Act.

          “Subsidiary” means any “significant subsidiary” as defined in Rule 1-02(w) of the Regulation S-X promulgated by the Commission under the Exchange Act.

          “Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

          “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

          “Transaction Documents” means this Agreement, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

     1.2 Other Definitional Provisions.

          (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

          (b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the draft party shall not be applied in the construction or interpretation of this Agreement.

          (c) As used in this Agreement, the words “include” and “including”, and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

          (d) Terms, other than those defined or referenced in Article I, may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have the specified meaning throughout this Agreement.

          (e) The words “hereof”, “herein”, “hereby”, and “hereunder”, and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          (f) References to an Article of Section, or an Exhibit, are (unless otherwise stated) references to an Article or Section of, or an Exhibit to, this Agreement.

ARTICLE II
PURCHASE AND SALE

     2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Shares, each as indicated below such Investor’s name on the signature page hereto. The Closing shall take place at the offices of Company Counsel, DLA Piper, 400 Capitol Mall, Suite 2400, Sacramento, CA 95814 on the Closing Date or at such other location as the parties may agree.

     2.2 Closing Conditions. It shall be a condition to the other party’s obligation to perform under this Agreement that each of the following conditions are satisfied:

          (a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:

     (i) a facsimile copy of a certificate free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Shares indicated below such Investor’s name on its signature page hereto, registered in the name of such Investor or its custodian as indicated on the Investor’s signature page hereto (provided that originals of the same are delivered pursuant to the terms of Section 4.14);

     (ii) the Registration Rights Agreement duly executed by the Company;

     (iii) the legal opinion of Company Counsel, in the form attached hereto as Exhibit C, executed by such counsel, addressed to the Investors and providing that each of the Investors are entitled to rely thereon.

          (b) At the Closing, each Investor shall deliver or cause to be delivered to the Company the following:

     (i) its Investment Amount, in United States dollars and in immediately available funds, by wire transfer to the account or accounts designated by the Company for such purpose as set forth on Schedule I hereto; and

     (ii) the Registration Rights Agreement, duly executed by such Investor.

          (c) All representations and warranties of the other party contained herein shall remain true and correct as of the Closing Date and all covenants of the other party to be performed prior to the Closing shall have been performed.

          (d) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to be by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

          (e) As of the Closing Date, there shall have been no Material Adverse Effect since the date hereof.

          (f) As of the Closing Date, the Company shall have received a commitment from Wells Fargo Bank, or an Affiliate thereof, to lend the Company at least $24,000,000 on commercially reasonable terms, and the Company shall have received a certificate from the Company’s chief executive officer to such effect.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Investor:

          (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in the SEC Reports. Except as disclosed in the SEC Reports and as disclosed on Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. If the Company has no Subsidiaries, any references to Subsidiaries in the Transaction Documents shall be disregarded.

          (b) Organization and Qualification. The Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational, charter or equivalent documents. The Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

          (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or stockholders in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies, (ii) laws relating to the availability of specific performance, injunctive relief or other equitable principles of general application or (iii) with respect to the indemnification provisions of the Registration Rights Agreement, public policy.

          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities, and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational, charter or equivalent documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization (including any Trading Market) to which the Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

          (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by state securities laws, and the filing of a Notice of Sale of Securities on Form D with the Commission as required under Regulation D of the Securities Act, (iii) the filings required in accordance with Section 4.5, (iv) the application(s) to each Trading Market for the listing of the Shares for trading thereon in the time and manner required thereby and (v) those that have been made or obtained prior to the date of this Agreement.

          (f) Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens. The issuance of the Securities is not subject to any preemptive or similar right to subscribe for or purchase securities. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement or upon conversion of the Preferred Shares; and upon conversion of the Preferred Shares in accordance with their terms, the Common Shares will be duly and validly issued, fully paid and non-assessable.

          (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company’s various option and incentive plans, is set forth in the SEC Reports. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and non-assessable and have been issued in compliance with all applicable securities laws. Except as set forth in the SEC Reports, no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in the SEC Reports and Schedule 3.1(g), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, Common Stock, Common Stock Equivalents, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or Common Stock Equivalents. There are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders). The issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

          (h) SEC Reports; Financial Statements. The Company has filed all SEC Reports on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has delivered to each Investor true, correct and complete copies of all SEC Reports filed within the ten (10) days preceding the date hereof. The SEC Reports incorporated herein by reference include, without limitation, all filings made by the Company pursuant to the Exchange Act and the Securities Act since July 12, 2009. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.

          (i) No Undisclosed Liabilities. The Company and its subsidiaries do not have any liabilities or obligations that would be required under generally accepted accounting principles, as in effect on the date of this Agreement, to be reflected on a consolidated balance sheet of the Company (accrued, absolute, contingent or otherwise), other than liabilities or obligations (i) reflected on, reserved against, or disclosed in the notes to, the Company’s consolidated balance sheet included in the Company’s most recent Annual Report on Form 10-K, (ii) that were incurred in the ordinary course of business consistent with past protection, or (iii) that were not incurred in the ordinary course of business and do not exceed $200,000 in the aggregate.

          (j) Press Releases. The press releases disseminated by the Company during the twelve (12) months preceding the date of this Agreement, individually and considered together, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

          (k) Material Changes. Since the date of the latest audited financial statements included in the Company’s most recent Annual Report on Form 10-K, except as specifically disclosed in the SEC Reports or as set forth in Schedule 3.1(k), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to have a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses, and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its critical accounting policies or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information or documents.

          (l) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation or inquiry by the Commission involving the Company or any current or former director or officer of the Company. The Company has not received any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (m) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

          (n) Compliance. Except as set forth in Schedule 3.1(n), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, banking, occupational health and safety, product quality and safety and employment and labor matters, except in the case of clauses (i) and (iii) above as could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. The Company is in compliance with the requirements that are currently applicable to it under the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance could not have or reasonably be expected to have a Material Adverse Effect.

          (o) Material Permits. The Company and the Subsidiaries possess all Material Permits, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of any Action relating to the revocation or modification of any Material Permit.

          (p) Private Placement.

     (i) Neither the Company nor any Person acting on the Company’s behalf has sold, offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company, any of its Affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (A) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (B) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market.

     (ii) The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

          (q) Form S-3 Eligibility. The Company is eligible to register its Common Stock for resale by the Investors using a registration statement on Form S-3 promulgated under the Securities Act.

          (r) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities.

          (s) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens. Any real property and facilities or personal property held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

          (t) Acknowledgment Regarding Investors' Purchase of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm's length purchaser with respect to the Company, this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company or, to the Company’s knowledge, any other Investor, with respect to this Agreement and the transactions contemplated hereby. The Company further represents to each Investor that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives, and no statement, commitment or promise to the Company or any of its representatives by any Investor is or was an inducement to the Company to enter into this Agreement or otherwise.

          (u) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all Intellectual Property except where the failure to so have could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property used by the Company or any Subsidiary violates or infringes upon the rights of any Person, except where such infringement could not have reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Reports, all such Intellectual Property is enforceable and, to the Company’s knowledge, there is no existing infringement by another Person of any of the Intellectual Property.

          (v) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (w) Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case that would be required to be disclosed now or in the future in an SEC Report pursuant to the requirements of Item 404 of Regulation S-K promulgated under the Securities Act.

          (x) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Forms 10-K or 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the Evaluation Date. The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as described in Item 308(c) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

          (y) Investment Company. The Company is not, and will not after the consummation of the offering of Securities contemplated by this Agreement be, an “investment company” or an Affiliate of an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

          (z) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

          (aa) Certain Registration Matters. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2(b)-(f), the offer and sale of the Securities by the Company to the Investors under this Agreement is exempt from the registration requirements of the Securities Act. Except as described in Schedule 3.1(aa), the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company that are currently outstanding registered with the Commission or any other governmental authority that have not been satisfied.

          (bb) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12 of the Exchange Act, and the Company has taken no action designed to, or which, to its knowledge, is likely to have the effect of, terminating the registration under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the two (2) years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing or quotation of the Common Stock on the Trading Market. The issuance and sale of the Securities under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted (including Rule 4350 of the Nasdaq Stock Market if the Trading Market is the Nasdaq National or Nasdaq SmallCap Market), and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investors the maximum number of Securities contemplated by Transaction Documents, including such as may be required pursuant to Nasdaq Rule 4350.

          (cc) Disclosure. The Company confirms that neither it nor any Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Investors will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement and the Schedules to this Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

          (dd) No Additional Representations. The Company acknowledges that no Investor makes or has made any representations, warranties or agreements with respect to the transactions contemplated hereby other than those specifically set forth in the Transaction Documents.

          (ee) Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and which are due (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes or has obtained an extension of the deadline for such filing) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no due but unpaid taxes in any material amount, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. To the Company’s knowledge, none of the Company’s tax returns is presently being audited by any taxing authority.

     3.2 Representations and Warranties of the Investors. Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

          (a) Organization; Authority. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor. Each of the Transaction Documents has been duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies, (ii) laws relating to the availability of specific performance, injunctive relief or other equitable principles of general application or (iii) with respect to the indemnification provisions of the Registration Rights Agreement, public policy.

          (b) Investment Intent. Such Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing such Securities or any part thereof in violation of applicable federal and state securities laws; provided, however that such representation is made without prejudice to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time.

          (c) Investor Status. At the time such Investor was offered the Securities, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

          (d) Reliance on Exemptions. Such Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Investor set forth in this Section 3.2 in order to determine the availability of such exemption and the eligibility of the Investor to acquire the Securities.

          (e) General Solicitation. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (f) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing therein; (ii) access to public information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional public information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

          (g) Independent Investment Decision. Such Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, such decision has been independently made by such Investor and such Investor confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other Investor’s business and/or legal counsel in making such decision.

          (h) No Trading. Each Investor represents and warrants that, except as otherwise disclosed to the Company in writing, from May 15, 2011 (the “Discussion Time”) up through the execution of this Agreement, the Investor did not, directly or indirectly, execute any Short Sales or engage in any other trading in the Common Stock or any derivative security thereof.

          (i) Acknowledgement of Risk. Such Investor acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation that (i) an investment in the Company is not without risk (and specific reference is made to the “Risk Factors” discussion included in “Item 1. Business” of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2010 or other SEC Report which includes Risk Factor discussion) and (ii) in the event of a disposition of the Securities, the Investor could sustain the loss of its entire investment.

          (j) Transfer or Resale. The Investor understands that except as otherwise provided in this Agreement and the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act; (ii) subject to the provisions of Section 4.1, the Investor has delivered to the Company an opinion of counsel to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Securities are sold or transferred pursuant to Rule 144 and, subject to the provisions of Section 4.1, the Investor has delivered to the Company an opinion of counsel to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to Rule 144.

          (k) Residence. If such Investor is an individual, then such Purchaser resides in the state or province identified in the address of such Purchaser set forth on the signature page hereto; if such Investor is a partnership, corporation, limited liability company or other entity, then the office or offices of such Investor in which its investment decision was made is located at the address or addresses of such Investor set forth on the signature page hereto.

          (l) No Additional Representations. Each Investor acknowledges that the Company does not make and has not made any representations, warranties or agreements with respect to the transactions contemplated hereby other than those specifically set forth in the Transaction Documents.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

     4.1 (a) The Company and each Investor severally and not jointly agree, that the Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to (i) an effective registration statement, (ii) to the Company, (iii) to an Affiliate of an Investor or (iv) in connection with a pledge as contemplated in Section 4.1(b), the transferor thereof will, if required by the Company, provide to the Company an opinion of counsel selected by the transferor, reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor hereunder and under the Registration Rights Agreement.

          (b) Certificates evidencing the Securities will contain the following legend, until such time as they are not required under Section 4.1(c):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT OR A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION FOR SUCH SALE, OFFER, TRANSFER OR OTHER ASSIGNMENT IS AVAILABLE UNDER THE SECURITIES ACT AND SUCH STATE LAWS. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES IN A MANNER THAT COMPLIES WITH THE SECURITIES ACT.

          The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

          (c) Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) while a registration statement (including the Registration Statement) is effective that covers the resale of the Shares or (ii) following a sale of such Shares or the pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), or (iii) while such Shares are freely tradable, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). Following such time as restrictive legends are not required to be placed on certificates representing Shares in accordance with this Section, the Company will, no later than three (3) Trading Days following the delivery by an Investor to the Company or the Company’s transfer agent of a certificate representing Shares containing a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

     4.2 Furnishing of Information. As long as any Investor owns Securities that are not Freely Tradable (as defined in the Registration Rights Agreement), the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

     4.3 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities pursuant to this Agreement in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

     4.4 Subsequent Registrations. Other than pursuant to the Registration Statement, prior to the Effective Date, the Company may not file any registration statement (other than on Form S-8) with the Commission with respect to any securities of the Company.

     4.5 Securities Laws Disclosure; Publicity. By 8:30 a.m. (New York time) on the day following the Closing Date, the Company will issue a press release disclosing all material terms of the transactions contemplated hereby (and attach as exhibits thereto the Transaction Documents) in accordance with the applicable Commission rules and regulations. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure. The Company and Blueline Partners shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor Blueline Partners shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of Blueline Partners, or without the prior consent of Blueline Partners, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

     4.6 Indemnification of Investors.

          (a) In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investor Parties harmless from any and all Losses that any such Investor Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in any Transaction Document or (ii) any action instituted against an Investor, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Investor’s representation, warranties or covenants under the Transaction Documents or any agreements or understandings such Investor may have with any such stockholder or any violations by the Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party. The Company will not be liable to any Investor Party under this Agreement (i) for any settlement by an Investor Party effected without the Company’s prior written consent, which consent shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a Loss is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by the Investors in this Agreement or in the other Transaction Documents. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

     (b)(i) If any Action shall be brought or asserted against any Investor Party, such Investor Party shall promptly notify the Company in writing, and the Investor Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Investor Party and the payment of all fees and expenses incurred in connection with defense thereof; provided that the failure of any Investor Party to give such notice shall not relieve the Company of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Investor Party.

     (ii) An Investor Party shall have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party unless: (1) the Investor Party has agreed in writing to pay such fees and expenses; (2) the Investor Party shall have failed promptly to assume the defense of such Action and to employ counsel reasonably satisfactory to such Investor Party in any such Action; or (3) the named parties to any such Action (including any impleaded parties) include both such Investor Party and the Investor Party, and such Investor Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Investor Party and the Investor Party (in which case, if such Investor Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company; provided, however, that in the event one or more Investors is a party to such Action, the Company shall only be required to pay the expenses of one law firm serving as counsel to said Investors, unless and to the extent such Investors have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Investors on a particular issue). The Company shall not be liable for any settlement of any such Action effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of the Investor Party, effect any settlement of any pending Action in respect of which any Investor Party is a party, unless such settlement includes an unconditional release of such Investor Party from all liability on claims that are the subject matter of such Action.

     (iii) All fees and expenses of the Investor Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Action in a manner not inconsistent with this Section) shall be paid to the Investor Party, as incurred, within ten (10) Trading Days of written notice thereof to the Company (regardless of whether it is ultimately determined that an Investor Party is not entitled to indemnification hereunder; provided, that the Company may require such Investor Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Investor Party is not entitled to indemnification hereunder).

     4.7 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company. In the event of a breach of the foregoing covenant by the Company or any Person acting on its or their behalf, the Company shall, upon written notice of such breach, make public disclosure of such material non-public information. In the event that the Company has not made such public disclosure within two (2) business days of such written notice, in addition to any other remedy provided herein or in the Transaction Documents or otherwise available, an Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material non-public information without the prior approval by the Company, its Subsidiaries, or any Person acting on its or their behalf. No Investor shall have any liability to the Company, its Subsidiaries, or any Person acting on its or their behalf for any such disclosure.

     4.8 Use of Proceeds. The Company will use the net proceeds from the sale of the Securities hereunder for working capital purposes.

     4.9 Trading Limitations and Restrictions on Short Sales. Each Investor represents, warrants, covenants and agrees that:

          (a) from the Discussion Time through the date hereof, such Investor did not, and

          (b) from the date hereof until the date the transactions contemplated by this Agreement are first publicly announced by the Company as described in Section 4.5, such Investor will not, directly or indirectly, trade in the Common Stock or execute or effect (or cause to be executed or effected) any Short Sale or in the Common Stock. Furthermore, for the time period set forth in clause (b) above, the Investor will not directly or indirectly sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to shares of Common Stock, except in compliance with all relevant securities laws and regulations.

     Notwithstanding the foregoing, no Investor makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced by the Company as described in Section 4.5.

     4.10 Reservation and Listing of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Shares pursuant to this Agreement. The Company shall use commercially reasonably efforts to (i) list the shares of Common Stock on the NASDAQ National Market System and (ii) as soon as reasonably practicable following the Closing, list all of the shares of Common Stock on said Trading Market. The Company further agrees that if the Company applies and is accepted to have the Common Stock traded on any other Trading Market, it will use commercially reasonable efforts to list all of the shares of Common Stock on said Trading Market, and will take such other action as is reasonably necessary to cause the shares of Common Stock to be listed on such other Trading Market as promptly as possible. Once so listed, the Company will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

     4.11 Equal Treatment of Investors. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement.

     4.12 Sales by Investors. Each Investor covenants to sell any Securities sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Investor will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

     4.13 Limitation on Issuance of Future Price Securities. During the six (6) months following the Closing Date, the Company shall not issue any “Future Priced Securities” as such term is described by NASD IM–4350–1.

     4.14 Delivery of Share Certificates. As soon as practicable after the Closing, but in no event more than five (5) business days after the Closing, the Company agrees to cause manually executed originals of a certificate evidencing the number of Shares indicated below such Investor’s name on its signature page hereto, registered in the name of such Investor or its custodian as indicated on the Investor’s signature page hereto.

ARTICLE V
MISCELLANEOUS

     5.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

     5.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

     5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Unify Corporation
1420 Rocky Ridge Drive, Suite 380
Roseville, CA 95661-2875
Attn: Todd Wille, Chief Executive Officer
Facsimile No.: (916) 218-4378

With a copy to:	DLA Piper LLP (US)
400 Capitol Mall, Suite 2400
Sacramento, CA 95814
Attn: Gilles Attia
Facsimile No.: (916) 930-3201

If to an Investor:	To the address set forth under such Investor’s name
on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, (a) in the case of an amendment, by the Company and the Investors contributing two-thirds (2/3) of the aggregate Investment Amount payable under this Agreement, except that if an amendment would adversely affect the rights of an Investor, the amendment must also be approved by such Investor, or (b) in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

     5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities; provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors”; and provided, further that such transferee or assignee is approved by the Company (such approval not to be unreasonably withheld). Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

     5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.6 (as to each Investor Party) and Section 4.12.

     5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) will be exclusively commenced in the California Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such California Court, or that such Action has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Action to enforce any provisions of a Transaction Document, then the prevailing party in such Action shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.

     5.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares for a period of two years from the Closing. The agreements and covenants contained herein shall survive the Closing in accordance with their respective terms.

     5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

     5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

     5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder, or any Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     5.16 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

     5.17 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor represents that it has been represented by its own separate legal counsel in its review and negotiations of this Agreement and the Transaction Documents.

     5.18 Limitation of Liability. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

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SIGNATURE PAGES FOR INVESTORS FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

UNIFY CORPORATION

By:	/s/ Todd Wille
Name: Todd Wille
Title: Chief Executive Officer

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SIGNATURE PAGES FOR INVESTORS FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

BlueLine Partners

By:	/s/ Scott Shuda
Name:	Scott Shuda
Title:

Investment Amount: $4,000,000
Per Share Purchase Price: $2.40
Shares: 1,666,667 Shares of Series G Preferred Stock

Address for Notice:
BlueLine Partners
319 Diablo Road, Suite 200
Danville, CA 94526
Facsimile No.: (925) 934-7520
Telephone No.: (925) 236-9790
Attn: Scott Shuda

Name of Custodian/Address for Delivery of Certificates
(or precise legal name for stock registration; please affirmatively indicate if certificates will not be held by a custodian)

Facsimile No.:
Telephone No.:
Attn:

Schedule I

Wire Instructions

Amount:	$4,000,000

Receiving Bank:	Wells Fargo Bank
ABA No. 121000248

Beneficiary Information (BNF):	UNIFY CORPORATION
Acct. No. 4121718316
SWIFT Code: WFBIUS6S

Originator Information (ORG):	BLUELINE PARTNERS
319 Diablo Road, Suite 200
Danville, CA 94526

Exhibit A

Certificate of Designations, Preferences and Rights of Series G Preferred Stock

UNIFY CORPORATION

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
OF SERIES G PREFERRED STOCK

(Pursuant to Section 151(g) of the General Corporation
Law of the State of Delaware)

          Unify Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Company”), DOES HEREBY CERTIFY THAT, pursuant to authority conferred upon the board of directors of the Company (the “Board”) by the Restated Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), the Board, at a duly noticed meeting on June 29, 2011 adopted the following resolutions authorizing the issuance of Series G Preferred Stock of the Company, which resolutions are still in full force and effect and are not in conflict with any provisions of the Certificate of Incorporation or the Bylaws of the Company:

          RESOLVED, that pursuant to authority vested in the Board by the Certificate of Incorporation, the Board does hereby establish a series of preferred stock of the Company from the Company’s authorized class of Preferred Stock, $0.001 par value (“Preferred Stock”) such series to consist of 2,016,667 shares, and does hereby fix and state the voting rights, designation, powers, preferences and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereof, as follows:

     1. Definitions. Unless otherwise specified herein, the following capitalized terms shall have the meanings ascribed to them below:

          “Available Assets” shall have the meaning set forth in Section 3.

          “Common Stock” shall mean shares the shares of the Company’s common stock, par value $0.001 per share.

          “Conversion Date” shall have the meaning set forth in Section 4(c)(i).

          “Conversion Ratio” shall have the meaning set forth in Section 4(a).

          “Deemed Liquidation Event” shall mean: (i) a merger or consolidation in which the Company is a constituent party or a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (ii) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company.

          “DGCL” shall mean the Delaware General Corporation Law.

          “Liquidation Event” shall mean a voluntary or involuntary liquidation, dissolution or winding up of the Company.

          “Market Price” shall have the meaning set forth in Section 4(f).

          “Original Purchase Price” shall mean $2.40.

          “Person” shall be construed broadly and means any natural person, firm, corporation, partnership, limited liability company, association, trust or other entity.

          “Preference Amount” shall have the meaning set forth in Section 5.

          “Series G Preferred Stock” shall have the meaning set forth in Section 2.

          “Sixty-Day Weighted Average Trading Price” shall mean the average trading price of the Common Stock for a sixty-trading-day-period using the sixty-day weighted average volume of trading of the Common Stock during such period.

     2. Designation of Series; Issuance, and Rank. This series of preferred stock is hereby designated “Series G Preferred Stock” (hereinafter the “Series G Preferred Stock”), and the number of shares which shall constitute such series shall be 2,016,667. The shares of Series G Preferred Stock shall be issued by the Company, in such amounts, at such times and to such Persons as shall be specified by the Board, from time to time. The shares of Series G Preferred Stock shall rank prior to the shares of Common Stock, and any other class or series of stock of the Company.

     3. Dividends. The holders of the Series G Preferred Stock shall be entitled to receive, out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings (“Available Assets”), prior to and in preference to any declaration or payment of any dividend on the Common Stock, annual dividends, which shall accrue on a daily basis based on a 365-day year, in the amount of $.24 per share of Series G Preferred Stock, as adjusted for any stock splits, reverse stock splits, stock dividends, and similar recapitalization events, which dividend shall be payable, in the discretion of the Company, either in cash or in additional shares of Series G Preferred Stock. If dividends are paid in Series G Preferred Stock, the number of shares of Series G Preferred Stock due will be calculated by dividing the amount of dividends due by the Sixty-Day Weighted Average Trading Price for the sixty trading days ending on the earlier of the Conversion Date or each anniversary of the issuance of the Series G Preferred Stock. No dividends shall be paid on any share of Common Stock unless a dividend (including the amount of any dividends paid pursuant to the above provisions of this section) is paid with respect to all outstanding shares of Series G Preferred Stock in an amount for each such share of Series G Preferred Stock equal to or greater than the aggregate amount of such dividends for all shares of Common Stock into which each such share of Preferred Stock could then be converted, which dividend shall be in addition to, not in lieu of, the other dividends described in this section. The right to dividends on shares of Series G Preferred Stock shall be cumulative, and shall accrue annually to holders of Series G Preferred Stock. Notwithstanding anything contained herein to the contrary, no dividends shall be declared by the Board or paid or set apart for payment by the Company at such time if such declaration or payment shall be restricted or prohibited by law.

     4. Conversion.

          (a) Automatic Conversion. Each share of Series G Preferred Stock shall be automatically converted, without notice to or action by any holder thereof, into fully paid and non-assessable shares of Common Stock at the rate of one (1) share of Common Stock for each one (1) share of Series G Preferred Stock (the “Conversion Ratio”) on the earlier of (i) the second anniversary of the issuance of the Series G Preferred Stock or (ii) the date on which the Company’s Common Stock average closing bid price during the preceding thirty (30) trading days shall have been equal to or greater than $4.00 per share.

          (b) Optional Conversion. Each share of Series G Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into shares of Common Stock at the Conversion Ratio. In the event of a notice of redemption of the shares of Series G Preferred Stock pursuant to Section 8, the conversion rights of the shares designated for redemption shall terminate at the close of business on the last full day preceding the date fixed for redemption, unless the redemption price is not fully paid on such redemption date, in which case the conversion rights for such shares shall continue until such price is paid in full. In order for a holder of Series G Preferred Stock to voluntarily convert shares of Series G Preferred Stock into shares of Common Stock, such holder shall send written notice to the Company that such holder elects to convert all or any number of the shares of the Series G Preferred and, if applicable, any event on which such conversion is contingent. Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued.

          (c) Conversion Mechanics.

          (i) The “Conversion Date” shall mean the date on which the shares of Series G Preferred Stock convert in accordance with this Section 4. The Person in whose name or names any certificate or certificates for shares of Common Stock are issuable upon such conversion shall be deemed to have become the holder of record of the shares of Common Stock represented thereby on the Conversion Date, and such conversion shall be into a number of shares of Common Stock equal to the number of shares of Series G Preferred Stock surrendered times the Conversion Ratio in effect on the Conversion Date. All shares of Common Stock delivered upon conversion of the Series G Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights. On the Conversion Date each outstanding share of Series G Preferred Stock shall be converted automatically into shares of Common Stock without any further action and without the payment of additional consideration by the holder of such share and whether or not the certificates representing such shares are surrendered to the Company.

          (ii) Immediately prior to any Conversion Date, the Company shall pay or make adjustment for accrued and unpaid dividends on shares of Series G Preferred Stock.

          (d) Issuance of Shares.

          (i) The Company shall at all times reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Common Stock as may be required to effect conversions of the Series G Preferred Stock.

          (ii) Prior to the delivery of any securities that the Company is obligated to deliver upon conversion of the Series G Preferred Stock, the Company shall comply with all applicable federal and state laws and regulations which require action by the Company.

          (e) Transfer Taxes. The Company shall pay any and all issuance, delivery and transfer taxes in respect of the issuance or delivery of shares of Common Stock on conversion of the Series G Preferred Stock pursuant hereto.

          (f) Fractional Shares. In connection with the conversion of any shares of Series G Preferred Stock, no fractions of shares of Common Stock shall be issued. In lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price on the day on which such shares of Series G Preferred Stock are deemed to have been converted. The “Market Price” shall be (i) if the Common Stock is then traded on a national securities exchange or the NASDAQ National Market (or a similar national quotation system), then the value shall be computed based on the closing price on such exchange or system on such day, (ii) if the Common Stock is actively traded over-the-counter, then the value shall be computed based on the closing price on such day, and (iii) if there is no public market for the Common Stock, then the value shall be computed based on fair market value thereof, as determined in good faith by the Board of Directors of the Company on such day.

          (g) Adjustments. If the Company at any time after the date of issue of the Series G Preferred Stock (i) declares a dividend or makes a distribution on Common Stock payable in Common Stock, (ii) subdivides or splits the outstanding Common Stock, (iii) combines or reclassifies the outstanding Common Stock into a smaller number of shares, (iv) issues any shares of its capital stock in a reclassification of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), or (v) consolidates with, merges with or into or is converted into any other Person, the Conversion Ratio in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, split, combination, consolidation, conversion, merger or reclassification shall be adjusted so that the conversion of the Series G Preferred Stock after such time shall entitle the holder to receive the aggregate number of shares of Common Stock or other securities of the Company (or shares of any security into which such shares of Common Stock have been combined, consolidated, converted, merged or reclassified pursuant to Sections 4(g)(iii), 4(g)(iv) or 4(g)(v) which, if the Series G Preferred Stock had been converted immediately prior to such time, such holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, consolidation, conversion, merger or reclassification Such adjustment shall be made successively whenever any event listed above shall occur.

          (h) If the Company fixes a record date for a distribution to holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, assets or other property (other than dividends payable in Common Stock), provision shall be made such that each holder of Series G Preferred Stock shall receive its pro rata portion of such distribution as if the Conversion Date had occurred immediately prior to such record date.

     5. Preference on Liquidation or Deemed Liquidation Event. In the event of any Liquidation Event or Deemed Liquidation Event of the Company, after payment or provision for payment of all debts and liabilities of the Company, each holder of shares of Series G Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders before any payment shall be made to the holders of Common Stock an amount in cash per share of Series G Preferred Stock held by such holder equal to the sum of the Original Purchase Price plus an amount equal to all accrued and unpaid dividends on such shares of Series G Preferred Stock plus any amounts due but unpaid under Section 4(h) (the “Preference Amount”). Upon payment in full of the Preference Amount, no additional amounts, preferences, participations or payments shall be paid or allocated to the holders of the Series G Preferred Stock in connection with any Liquidation Event or otherwise. If, upon any Liquidation Event, the assets of the Company shall be insufficient to make payment in full to all holders of the Series G Preferred Stock, then such assets shall be distributed among the holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

     6. Voting Rights.

          (a) Preferred Stock. Each holder of Series G Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Series G Preferred Stock held by such holder could be converted as if the Conversion Date had occurred immediately prior to the record date. The holders of shares of the Series G Preferred Stock shall be entitled to vote on all matters on which the Common Stock shall be entitled to vote. Holders of Series G Preferred Stock shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Company. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series G Preferred Stock held by each holder could be converted), shall be disregarded.

          (b) No Class Voting. Except as otherwise provided by applicable law or by Section 7, the holders of Series G Preferred Stock and the holders of Common Stock shall vote together as a single class.

          (c) No Series Voting. Other than as required by law or by Section 7, there shall be no series voting.

     7. Protective Provisions. As long as any of the Series G Preferred Stock shall be issued and outstanding, the Company shall not, without first obtaining the approval (by vote or written consent as provided by law) of the holders of more than 50% of the outstanding shares of the Series G Preferred Stock:

          (a) alter or change the rights, preferences or privileges of the Series G Preferred Stock;

          (b) amend the Company’s Certificate of Incorporation in a manner that adversely affects the rights, preferences or privileges of the holders of the Series G Preferred Stock; or

          (c) issue any equity securities except for shares of Common Stock issued in connection with the grant of stock options approved by the Board, or redeem, purchase or otherwise acquire directly or indirectly any equity Securities of the Company other than the shares of Series G Preferred Stock in compliance with Section 8.

     8. Full Redemption at the Option of the Company.

          (a) The Company may, on any date (a “Redemption Date”) determined by the Board (provided that funds are legally available to do so), redeem in whole (but not in part) the Series G Preferred Stock by paying in cash therefore a sum equal to the Original Purchase Price plus all declared or accumulated but unpaid dividends on such shares plus any amounts due but unpaid under Section 4(g) (the “Redemption Price”).

          (b) At least fifteen (15) but no more than thirty (30) days prior to each Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series G Preferred Stock to be redeemed, at the address last shown on the records of the Company for such holder, notifying such holder of the redemption to be effected, the Redemption Date, the applicable Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Company, in the manner and at the place designated, such holder’s certificate or certificates representing the shares to be redeemed (the “Redemption Notice”); provided, however, that each holder of Series G Preferred Stock subject to such Redemption Notice shall have the right to convert the shares of Series G Preferred Stock into Common Stock in lieu of the Redemption Price as set forth in Section 4(h) (“Optional Conversion”). Each holder of Series G Preferred Stock to be redeemed shall surrender to the Company the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable in cash or in shares of Common Stock (if the holder has chosen Optional Conversion) to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled.

     9. Notice Provisions. In addition to the notice provisions elsewhere herein, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or any other right, the Company shall mail to each holder of Series G Preferred Stock, at such holder’s address as set forth in the Company’s stock record book, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     10. No Other Rights. The shares of Series G Preferred Stock shall not have any designations, preferences or relative, participating, optional or other special rights except as expressly set forth in the Company’s Certificate of Incorporation, this Certificate or as otherwise required by law.

          RESOLVED, FURTHER, that the Secretary or President of the Company be, and hereby is, authorized, empowered and directed to execute this Certificate of Designations, Preferences and Rights of Series G Preferred Stock and that such Certificate be delivered to and filed with the Secretary of State of the State of Delaware pursuant to the provisions of Section 103 and Section 151(g) of the DGCL, both as amended.

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          IN WITNESS WHEREOF, Unify Corporation has caused this Certificate of Designations, Preferences and Rights of Series G Preferred Stock to be executed by its duly authorized officer on June 29, 2011.

UNIFY CORPORATION

By:	/s/ Todd Wille
Name: Todd Wille
Title: Chief Executive Officer

Exhibit B

Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT***

     This Registration Rights Agreement (this “Agreement”) is made and entered into as of June 30, 2011, by and among Unify Corporation, a Delaware corporation (the “Company”), and BlueLine Catalyst Fund IX LP (the “Purchaser”).

     WHEREAS, the Purchaser has, pursuant to that certain Securities Purchase Agreement, dated as of June 30, 2011, among the Company and the Purchaser (the “Purchase Agreement”), agreed to purchase shares of the Company’s Series G Preferred Stock, par value $0.001 per share (the “Preferred Stock”);

     WHEREAS, the shares of Preferred Stock are convertible into shares of the Company’s Common Stock, with par value $0.001 per share (the “Common Stock”); and

     WHEREAS, it is a condition to the closing (the “Closing”) of the transactions contemplated by the Purchase Agreement that the Company and the Purchaser enter into this Agreement at or prior to the Closing in order to grant the Purchaser certain registration rights as set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

     “Affiliate” of any Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, “control” when used with respect to any Person has the meaning specified in Rule 144; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

     “automatic shelf registration statement” means an “automatic shelf registration statement” as defined under Rule 405.

     “Business Day” means a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in San Francisco, California generally are authorized or obligated by law, regulation or executive order to close.

     “Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

     “Effective Date” means the time and date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission or otherwise becomes effective.

     “Effectiveness Date” means:

     (a) with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, (i) the date such Registration Statement is filed, if the Company is a WKSI as of such date, or (ii) if the Company is not a WKSI as of the date such Registration Statement is filed, the 90th day following the Closing; and

     (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(a) hereof, (i) if the Company is a WKSI, the date such additional Registration Statement is filed or (ii) if the Company is not a WKSI, the earlier of: (x) the 90th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section and (y) the fifth Trading Day following the date on which the Company is notified by the Commission that such additional Registration Statement will not be reviewed or is no longer subject to further review and comments.

[***] A PORTION OF THE EXHIBITS HAVE BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     “Effectiveness Period” shall have the meaning set forth in Section 2(a).

     “Electing Holders” means (i) the Purchaser (if such Purchaser holds Registrable Securities) and (ii) the Holder or Holders (as applicable) of no less than a majority of the then outstanding Registrable Securities.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Filing Date” means:

     (a) with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the 90th day following the Closing; and

     (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(a) hereof, the 30th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

     “Freely Tradable” means, with respect to any security, a security (a) that is eligible to be sold by the Holder thereof without any volume or manner of sale restrictions under the Securities Act pursuant to Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect and acceptable to the Company’s transfer agent and affected Holders, (b) which bears no legends restricting the transfer thereof and (c) bears an unrestricted CUSIP number (if held in global form).

     “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

     “Indemnified Party” shall have the meaning set forth in Section 5(c).

     “Indemnifying Party” shall have the meaning set forth in Section 5(c).

     “Losses” shall have the meaning set forth in Section 5(a).

     “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or known to the Company to be threatened.

     “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock, and (ii) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend, stock split, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the securities referenced in clause (i) (without giving effect to any election by the Company therein) above or this clause (ii); provided, however, that the term “Registrable Securities” shall exclude in all cases any securities (i) sold or exchanged by a Person pursuant to an effective registration statement under the Act or in compliance with Rule 144 of the Act or (ii) that are Freely Tradable (it being understood that, for purposes of determining eligibility for resale under clause (ii) of this proviso, no securities held by any Purchaser shall be considered Freely Tradable to the extent such Purchaser reasonably determines that it is an “affiliate” (as defined under Rule 144) of the Company).

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     “Registration Statement” means an initial registration statement which is required to register the resale of the Registrable Securities, and including the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     “Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     “Rule 433” means Rule 433 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     “Securities Act” means the Securities Act of 1933, as amended.

     “Suspension Period” shall have the meaning set forth in Section 2(a).

     “Trading Day” means a day during which trading in the Common Stock generally occurs.

     “Trading Market” means the principal national securities exchange on which the Common Stock is listed.

     “WKSI” means a “well known seasoned issuer” as defined under Rule 405.

     2. Registration.

     (a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement (i) shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose) and, if the Company is a WKSI as of the Filing Date, shall be an automatic shelf registration statement; and (ii) shall contain (except if otherwise requested by the Electing Holders or required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective or otherwise to become effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the registration rights under this Agreement terminate in accordance with Section 2(b) (the “Effectiveness Period”). In addition, the Company shall, promptly and from time to time, file such additional Registration Statements to cover resales of any Registrable Securities which are not registered for resale pursuant to a pre-existing Registration Statement no later than the Filing Date with respect thereto, and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective or otherwise to become effective under the Securities Act as soon as practicable after the applicable Filing Date but, in any event, no later than the applicable Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act at all times during the Effectiveness Period. Notwithstanding anything to the contrary in this Section 2(a), upon notice to the Holders, the Company may suspend the use or the effectiveness of the Registration Statement, or extend the time period in which it is required to file the Registration Statement, for up to 30 days in the aggregate, in any 12-month period (a “Suspension Period”) if the Board of Directors of the Company determines that there is a valid business purpose for suspension of the Registration Statement. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to such Registration Statement in connection with any sale or offer to sell Registrable Securities. The Company shall promptly notify the Holders when the Registration Statement may once again be used or is effective.

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     (b) The registration rights granted under this Section 2 shall automatically terminate as of the date and time at which all of the Registrable Securities are Freely Tradable.

     3. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

     (a) Not less than five Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holders copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Holders. Except as required by law, the Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Electing Holders shall reasonably object in good faith.

     (b) Use commercially reasonable efforts to (i) prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible, and in any event within ten Trading Days, to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as Selling Stockholders but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company.

     (c) Comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

     (d) Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has been declared effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as Selling Stockholders or the Plan of Distribution; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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     (e) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

     (f) Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the EDGAR system.

     (g) Promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

     (h) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of those jurisdictions within the United States as any Holder reasonably requests in writing to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

     (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request. In connection therewith, if required by the Company’s transfer agent, the Company shall promptly after the effectiveness of the Registration Statement cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

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     (j) Upon the occurrence of any event contemplated by Section 3(d)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (k) In connection with filing any Registration Statement, the Company may require each selling Holder to furnish to the Company a certified statement as to the securities of the Company (including shares of Common Stock and Preferred Stock) beneficially owned by such Holder and any Affiliate thereof; provided, however, the Purchaser shall not be required to furnish such statement in connection with the initial Registration Statement if the Purchaser owns all of the outstanding Preferred Stock as of the initial Filing Date.

     (l) In the event the Holders seek to complete an underwritten offering, for a reasonable period prior to the filing of any Registration Statement, and throughout the Effectiveness Period, make available upon reasonable notice at the Company’s principal place of business or such other reasonable place for inspection by the Holders (and the managing underwriter or underwriters selected in accordance with Section 3(m)), such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief), in the judgment of legal counsel to the Holders (and legal counsel for such managing underwriter or underwriters), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Holders (and any managing underwriter or underwriters) shall be conducted by legal counsel to the Holders (and legal counsel to such managing underwriter or underwriters); and provided further that each such party shall be required to maintain in confidence and not to disclose to any other Person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in the Registration Statement or in any other manner other than through the release of such information by any Person afforded access to such information pursuant hereto), or (B) such Person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such Person shall have given the Company prompt prior written notice of such requirement).

     (m) The Holders may distribute the Registrable Securities by means of an underwritten offering; provided that (a) the Electing Holders provide written notice to the Company of their intention to distribute Registrable Securities by means of an underwritten offering, (b) the managing underwriter or underwriters thereof shall be designated by the Electing Holders (provided, however, that such designated managing underwriter or underwriters shall be reasonably acceptable to the Company), (c) each Holder participating in such underwritten offering agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled selecting the managing underwriter or underwriters hereunder and (d) each Holder participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each Holder that, in connection with any underwritten offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions and auditor “comfort” letters.

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     4. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions, but including all legal fees and expenses of one legal counsel to the Holders) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

     5. Indemnification.

     (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder and each underwriter, broker-dealer or selling agent, if any, which facilitates the disposition of Registrable Securities, the officers, directors, agents, partners, members, stockholders and employees of each of them, each Person who controls any such Holder, underwriter, broker-dealer or selling agent (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder, underwriter, broker-dealer or selling agent furnished in writing to the Company by such Person expressly for use therein pursuant to Section 3(k). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

     (b) Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

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     (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

     All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, promptly upon receipt of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

     (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

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     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

     6. Facilitation of Sales Pursuant to Rule 144. To the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

     7. Miscellaneous

     (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

     (c) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d), such Holder shall forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

     (d) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Electing Holders. The Company shall provide prior notice to all Holders of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

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     (e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section prior to 5:00 p.m. (New York time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Unify Corporation
1420 Rocky Ridge Drive, Suite 380
Roseville, CA 95661-2875
Attn: Todd Wille, Chief Executive Officer
Facsimile No.: (916) 218-4378

With a copy to:	DLA Piper LLP (US)
400 Capitol Mall, Suite 2400
Sacramento, CA 95814
Attn: Gilles Attia
Facsimile No.: (916) 930-3201

If to the Purchaser:	BlueLine Partners, L.L.C.
319 Diablo Road, Suite 200
Danville, CA 94526
Attention: Scott Shuda
Facsimile: (925) 934-7520

With a copy to:	Kutak Rock LLP
1650 Farnam Street
Omaha, NE 68102
Attention: James Creigh, Esq.
Facsimile: (402) 346-1148

If to any other Person	To the address of such Holder as it
who is then the	appears in the stock transfer books
registered Holder	of the Company

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Electing Holders.

     (g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

10

     (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of laws thereof.

     (i) Submission to Jurisdiction. The Company and the Purchaser each irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of California sitting in Sacramento County and of the United States District Court of the Central District of California, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for the recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such California State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (j) Waiver of Venue. The parties hereto each irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, (i) any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in Section 7(i) and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (m) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter hereof.

     (n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

UNIFY CORPORATION

By	/s/ Todd Wille
Name:	Todd Wille
Title:	Chief Executive Officer

SIGNATURE PAGE TO UNIFY CORPORATION
REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

BLUELINE PARTNERS, L.L.C.

By	/s/ Scott Shuda
Name:	Scott Shuda
Title:	Managing Director

SIGNATURE PAGE TO UNIFY CORPORATION
REGISTRATION RIGHTS AGREEMENT

2

ANNEX A

PLAN OF DISTRIBUTION

     The Selling Stockholders and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of Common Stock (“Shares”) or interests in Shares on any stock exchange, market or trading facility on which the Shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. The Selling Stockholders may use one or more of the following methods when disposing of the Shares or interests therein:
  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

  block trades in which the broker-dealer will attempt to sell the Shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  an exchange distribution in accordance with the rules of the applicable exchange;

  privately negotiated transactions;

  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

  broker-dealers may agree with the Selling Stockholders to sell a specified number of such Shares at a stipulated price per share;

  a combination of any such methods of disposition; and

  any other method permitted pursuant to applicable law.
     The Selling Stockholders may also sell Shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

     Broker-dealers engaged by the Selling Stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of Shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

     The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell Shares from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

     Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of Shares involved, (iii) the price at which such Shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledge intends to sell more than 500 Shares, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

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     The Selling Stockholders also may transfer the Shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

     The Company has advised the Selling Stockholders that they are required to comply with Regulation promulgated under the Securities and Exchange Act during such time as they may be engaged in a distribution of the Shares. The foregoing may affect the marketability of the Shares.

     The Company is required to pay all fees and expenses incident to the registration of the Shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.

     The Company has agreed with the Selling Stockholders to keep the registration statement of which this prospectus constitutes a part effective until such time as all of the securities covered by this prospectus (i) have been disposed of pursuant to and in accordance with the registration statement or in compliance with Rule 144 of the Securities Act or (ii) are eligible to be sold by the holder thereof without any volume or manner of sale restrictions pursuant to Rule 144 under the Securities Act, bear no legend restricting the transfer thereof and bear an unrestricted CUSIP number (if held in global form).

4

Exhibit C

Form of Legal Opinion

[See attached]

DLA Piper LLP (US) 400 Capitol Mall, Suite 2400 Sacramento, California 95814-4428 www.dlapiper.com

T 916.930.3200
F 916.930.3201

June 30, 2011	OUR FILE NO. 348395-000025

BlueLine Partners, L.L.C.
2033 N. Main Street, Suite 440
Walnut Creek, CA 94596
Attention: Scott Shuda

Re:	Securities Purchase Agreement, dated as of June 30, 2011

Ladies and Gentlemen:

We are legal counsel to Unify Corporation, a Delaware corporation (the “Company”), and we are rendering this opinion in connection with the sale and issuance of up to 1,666,667 shares of the Company’s Series G Preferred Stock (the “Shares”) pursuant to Section 2.2(a)(iii) of the Securities Purchase Agreement, dated as of June 30, 2011, between you and the Company (the “Securities Purchase Agreement”). Capitalized terms used in this opinion, unless specifically defined herein, have the meanings assigned them in the Securities Purchase Agreement.

In rendering this opinion, we have examined the Securities Purchase Agreement and the Registration Rights Agreement (together with the Securities Purchase Agreement, the “Transaction Documents”), and such matters of law as we considered necessary for the purpose of rendering this opinion. As to factual matters, we have relied upon, and assumed the accuracy, completeness, and genuineness of, a certificate of an officer of the Company (the “Certificate”), certificates of public officials and oral and written representations made to us by officers of the Company. We have made no independent investigation of any of the facts stated in any such certificates or representations; however, nothing has come to our attention which would lead us to believe that such facts or the opinions expressed herein are inaccurate.

In particular, with respect to our opinion in Paragraph 1 hereof regarding the Company’s good standing in Delaware and qualification and good standing as a foreign corporation in other jurisdictions, we have relied solely on certificates of public officials, the Certificate and the oral and written representations made to us by the officers of the Company.

With respect to our opinion in Paragraph 5 hereof that the shares of Common Stock issuable upon conversion of the Shares (the “Common Shares”) will be validly issued, we have assumed that such shares will be evidenced by appropriate stock certificates, duly executed and delivered.

With respect to our opinion in Paragraph 7 regarding actions, suits or proceedings, we have relied solely upon a representation made to us in the Certificate to the effect that except as may otherwise be set forth in the Securities Purchase Agreement and the exhibits thereto, there are no pending or threatened actions, suits or proceedings. We note that we have not conducted a docket search in any jurisdiction with respect to litigation that may be pending against the Company or any of its officers or directors.

With respect to our opinions regarding laws applicable to the Company and required consents, approval, authorization or filings, we have not conducted any special investigation of statutes, laws, ordinances, rules or regulations and our opinion with respect thereto is limited to the General Corporation Law of the State of Delaware (“Delaware Law”) and to such laws of the State of California and United States federal statutes, laws, rules and regulations as in our experience are normally applicable to transactions of the sort contemplated by the Securities Purchase Agreement.

BlueLine Partners, LLC
June 30, 2011
Page Two

We have assumed that the offer and sale of the Shares at the Closing will not be integrated with any subsequent offer or sale of the Company’s securities.

Where we render an opinion “to our knowledge” or concerning an item “known to us” or our opinion otherwise refers to our knowledge, it is intended to indicate that, except as further limited by the above paragraphs, during the course of our representation of the Company, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys currently in this firm who have rendered or are rendering substantive legal services to the Company in the transactions contemplated by the Securities Purchase Agreement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of such statement or the existence or absence of any other facts, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement or the existence or absence of any other facts should be drawn from the fact of our representation of the Company or the rendering of the opinions set forth below.

In addition, we have assumed that the representations and warranties as to factual matters made by the Company and by you in Sections 3.1 and 3.2, respectively, of the Securities Purchase Agreement are true and correct. We have also assumed the completeness, genuineness and authenticity of all documents submitted to us as originals and of all signatures on documents and instruments examined by us, the conformity to complete and authentic originals of all documents submitted to us as copies, the due execution and delivery of the Securities Purchase Agreement and all other documents referenced therein by any party other than the Company when due execution and delivery are a prerequisite to the effectiveness thereof, that you have received all of the documents that you were required to receive under the Securities Purchase Agreement, and that the Securities Purchase Agreement and all other documents referenced therein are your binding obligations, which facts we have not independently verified. In making our examination of documents, we have further assumed that (i) each party to such documents (other than the Company in connection with the Transaction Documents had the power, legal competence and capacity to enter into and perform all of such party’s obligations thereunder, (ii) each party to such documents (other than the Company in connection with the Transaction Documents) has duly authorized, executed and delivered such documents, (iii) each of such documents is enforceable against and binding upon the parties thereto (other than the Transaction Documents against the Company), and (iv) there is no fact or circumstance relating to you or your business that might prevent you from enforcing any of the rights provided for in the Transaction Documents. We have also assumed that there are no extrinsic agreements or understandings among the parties to either Transaction Document that would modify or interpret the terms of either Transaction Document or the respective rights or obligations of the parties thereunder. We have assumed compliance, and express no opinion as to whether the directors or stockholders of the Company have complied with any applicable fiduciary duties in connection with the authorization and performance of the Transaction Documents. We have assumed that the Transaction Documents, and the transactions contemplated thereby, were fair and reasonable as to the Company at the time of their authorization, approval or ratification by the Company’s Board of Directors, within the meaning of Section 144(a)(3) of the Delaware Law.

We express no opinion concerning any law other than the laws of the State of California, Delaware Law and the federal laws of the United States. As to matters of Delaware Law, we have based our opinion solely upon our examination of such laws, as reported in accepted unofficial compilations (and without reference to its conflict of law rules) as such are in effect on the date hereof. Opinions of counsel licensed to practice law in states other than the State of California have not been obtained to support the opinions contained herein.

BlueLine Partners, LLC
June 30, 2011
Page Three

We express no opinion with respect to (i) the effect of general principles of equity, including, but not limited to, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of equitable remedies, including specific performance or injunctive relief (regardless of whether such remedy is considered in a proceeding in equity or at law), (ii) the effect of statutory law and judicial decisions which limit enforcement of an exculpatory, indemnity or contribution provision, or realization upon any security provided therefor, including, without limitation, limitations on the enforcement of provisions which encompass indemnification, contribution or exculpation with respect to (a) the negligence or willful misconduct of the party seeking relief or of persons for whom said party is legally responsible, (b) violations of law, or (c) matters found to be contrary to statute or public policy, (iii) the compliance or noncompliance with the anti-fraud provisions of state and federal laws, rules and regulations concerning the issuance or sale of securities, including, without limitation, (a) the accuracy and completeness of the information provided by the Company to the Investors in connection with the offer and sale of the Shares or the Common Shares, and (b) the accuracy or fairness of the price or the past, present or future fair market value of any securities, (iv) the enforceability of the Transaction Documents under Section 1670.5 of the California Civil Code, (v) the enforceability of the provisions of Section 5 of the Registration Rights Agreement regarding indemnification of the Investors and the Company with respect to the registration of the sale of the Company’s securities with the Securities and Exchange Commission, (vi) the enforceability of any provision of the Transaction Documents purporting to (a) waive rights to trial by jury, service of process or objections to the laying of venue or to forum in connection with any litigation arising out of or pertaining to the Transaction Documents, (b) exclude conflict of law principles under any state’s laws, (c) establish particular courts as the forum for the adjudication of any controversy relating to the Transaction Documents, (d) establish the laws of any particular state or jurisdiction for the adjudication of any controversy relating to the Transaction Documents, (e) establish evidentiary standards or make determinations conclusive, or (f) provide for arbitration of disputes, (vii) the effect of judicial decisions that may permit the introduction of extrinsic evidence to modify the terms or the interpretation of the Transaction Documents, (viii) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar federal, state or international laws relating to or affecting the rights of creditors generally, including without limitation the effect of statutory or other law regarding fraudulent conveyances, preferential transfers and equitable subordination, (ix) the effect of Section 1698 of the California Civil Code and similar state and federal laws and judicial decisions providing that oral modifications to a contract or waivers of contractual provisions may be enforceable if the modification was performed, notwithstanding any express provision in the agreement that the agreement may only be modified or an obligation thereunder waived in writing or creating an implied agreement from trade practices or course of conduct, (x) the accuracy and completeness of representations and warranties of the Investors set forth in the Securities Purchase Agreement, or (xi) the validity of any wire transfers, drafts or checks tendered by the Investors.

     Subject to the foregoing, and except as set forth in the Securities Purchase Agreement, the Schedules thereto or the Registration Rights Agreement, it is our opinion that as of the date hereof:

BlueLine Partners, LLC
June 30, 2011
Page Four

     1. The Company (a) is a corporation validly existing in good standing under the laws of Delaware and (b) has the corporate power to own its property, to conduct the business in which it is engaged as described in the Company’s Annual Report on Form 10-K for the year ended April 30, 2010, to execute and deliver each of the Transaction Documents and to perform its obligations thereunder.

     2. The Company has the requisite power and authority to execute, deliver and perform its obligations under the Transaction Documents.

     3. The Company has duly authorized, executed and delivered each of the Transaction Documents and each such Transaction Document constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

     4. The Shares being issued pursuant to the Securities Purchase Agreement have been duly authorized and, when delivered and paid for pursuant to the Securities Purchase Agreement, will be validly issued, fully paid and nonassessable.

     5. The Company has authorized and reserved for issuance upon conversion of the Shares, 1,666,667 shares of its Common Stock. When the shares of Common Stock are issued out of the Company’s duly authorized Common Stock upon conversion of, and pursuant to the provisions of, the Certificate of Designations, Preferences and Rights of Series G Preferred Stock and the Securities Purchase Agreement, such shares of Common Stock will be duly authorized, validly issued, fully paid and non-assessable.

     6. The execution and delivery by the Company of the Transaction Documents and the performance by the Company of its obligations thereunder will not violate (a) the Restated Certificate of Incorporation and Bylaws of the Company or (b) any provision of any federal law, statute, rule or regulation or of the Delaware Law.

     7. To our knowledge, after having made inquiry of officers of the Company but without having made any other investigation, the Company is not a party to any action, suit or proceeding which places in question the validity or enforceability of, or seeks to enjoin the performance of, the Transaction Documents.

     8. Assuming the accuracy of the representations of the Investors in Section 3.2 of the Securities Purchase Agreement, and assuming the performance by the Investors of their obligations under the Securities Purchase Agreement, the offer, issuance, sale and delivery of the Securities to the Investors under the Securities Purchase Agreement do not require registration under the Securities Act of 1933, as amended.

BlueLine Partners, LLC
June 30, 2011
Page Five

This opinion is rendered as of the date first written above solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our express prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to inform you of any facts, circumstances, events or changes in the law that may arise or be brought to your attention after the date of this opinion that may alter, affect or modify the opinions expressed herein.

Very truly yours,

/s/ DLA Piper LLP (US)

DLA Piper LLP (US)

DISCLOSURE SCHEDULE

of

UNIFY CORPORATION
a Delaware Corporation

INTRODUCTION

     Please refer to the Securities Purchase Agreement, dated as of June 30, 2011, (the “Agreement”), among Unify Corporation, a Delaware corporation (the “Company”), and each of the investors whose signatures appear on the signature pages thereto (each an “Investor”). This Disclosure Schedule, representing the Disclosure Schedule called for under the Agreement (including any attachments referred to herein, the “Disclosure Schedule”), is being delivered with, and forms a part of, the Agreement. Any terms defined in the Agreement shall have the same meaning when used in this Disclosure Schedule as when used in the Agreement, unless the context otherwise requires. Notwithstanding any material qualifications in any of the Company’s representations, warranties, covenants and agreements in the Agreement, for administrative ease, certain items have been included herein which are not considered by the Company to be material to the business, assets, or results of operations of the Company. The inclusion of any item hereunder shall not be an admission by the Company that such item is material to the business, assets (including intangible assets), financial condition or results of operations of the Company, nor shall it be deemed an admission of any obligations or liability to any third party. Disclosures made under the heading of one section shall be deemed to have been made under any other section hereof to the extent that it is reasonably apparent from such disclosure that it applies to another section. Where the terms of a contract or other disclosure item have been summarized or described in this Disclosure Schedule, that summary or description does not purport to be a complete statement of the material terms of that document. The headings contained in this Disclosure Schedule are for reference purposes only and shall not affect in any way the meaning or interpretation of this Disclosure Schedule.

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Schedule 3.1(a) – Subsidiaries

     The ownership of the shares of Unify Corporation France S.A. (“Unify France”) is as follows:

Shareholder Name	# Shares
***	***
***	***
***	***
***	***	1
***	***
***	***
***	***
TOTAL # OF SHARES	48,080

     The Company’s shares of Unify International (US) Corporation, CipherSoft Inc. (“CipherSoft”), Strategic Office Solutions Inc. (“Daegis”), Gupta Technologies, GmbH, AXS-One Inc. (“AXS-One”) and Unify France (collectively, the “Subsidiaries”) are subject to a security interest in favor of Hercules Technology II, L.P. (“Hercules”), pursuant to that certain Loan and Security Agreement, dated as of June 29, 2010 (the “Hercules Loan Agreement”). The Company intends to repay all amounts owing under the Hercules Loan Agreement and release Hercules’ security interest on the shares of the Subsidiaries shortly following the Closing.

     Shortly following the Closing, the Company intends to enter a Credit Agreement with Wells Fargo Capital Finance, LLC (“Wells Fargo”), as agent and certain lenders named therein (the “Wells Fargo Loan Agreement”), pursuant to which Wells Fargo will be granted a security interest in certain of the shares of the Subsidiaries held by the Company.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2

Schedule 3.1(b) – Organization and Qualification

     Daegis is not in good standing in the states of New York and Illinois.

3

Schedule 3.1(g) – Capitalization

     The Company’s current capitalization is as follows:

# of Common Shares Authorized	40,000,000

# of Preferred Shares Authorized	7,931,370*

# of Common Shares Outstanding		14,599,977

# of Preferred Shares Outstanding		0

# of Warrants to Purchase Common Stock - Hercules		718,860
# of Warrants to Purchase Common Stock - Special Situations Funds		447,462
# of Warrants to Purchase Common Stock - ComVest Capital LLC		167,944
# of Warrants to Purchase Common Stock - Iroquis Master Fund		10,720
Total # of Warrant Shares		1,344,986

Options Outstanding for Employees and Directors		2,529,829

* Includes 2,016,667 authorized shares designated Series G Preferred Stock, none of which are issued and outstanding

     Each of the warrants listed above contains anti-dilution or price adjustment provisions.

4

Schedule 3.1(h) – SEC Reports; Financial Statements

     On February 15, 2011, the Audit Committee of the Board of Directors of the Company, after consultation with Company management and the Company’s auditors, Grant Thornton LLP, concluded that the Company’s audited financial statements as of and for the year ended April 30, 2010, and each of the unaudited financial statements for the interim periods ended July 31, 2009, October 31, 2009, January 31, 2010, July 31, 2010 and October 31, 2010, did not properly account for the following items and, as a result, should not be relied upon. The Company’s restatement of its financials is included in the SEC Reports.

     The Company did not timely file the results of its annual meeting, held on April 8, 2010, for which the Company lost the ability to file an S-3 for a period of one year following May 25, 2010.

     This Agreement, the Registration Rights Agreement and the Wells Fargo Loan Agreement are not included in the SEC Reports.

     The Company’s request for confidential treatment of the schedules in the Hercules Loan Agreement has not yet been determined by the SEC.

5

Schedule 3.1(i) – Press Releases

     The Company’s earnings releases for the periods referenced in Schedule 3.1(h) hereof were not accurate.

6

Schedule 3.1(k) – Material Changes

     Reference is made to the Wells Fargo Loan Agreement described in Schedule 3.1(a) hereof.

     Reference is made to the disclosures regarding the Company’s restatement of its financials described in Schedule 3.1(h) hereof.

     The Company anticipates that there will be an impairment of goodwill and intangible assets related to CipherSoft and AXS-One in the aggregate amount of approximately $16.4 million for the tax year ending April 30, 2010.

7

Schedule 3.1(r) – Title to Assets

     The Company’s assets are subject to a Lien in favor of Hercules under the Hercules Loan Agreement, which will be terminated and replaced by a Lien in favor of Wells Fargo under the Wells Fargo Loan Agreement shortly following the Closing.

     The Company is subject to the following specific liens:

Lender	Description
CIT Technology Fin Serv. Inc.	Lien on furniture (office cubicles) at the Roseville, CA facility.
OneSource Financial Corp.	Lien on computer equipment.
Bank of the West	Lien on computer equipment.

     Borrower has executed a Master Lease Agreement, dated as of March 21, 2011, with EMC Corporation for servers, pursuant to which EMC will have a lien on such servers. Borrower has not yet accepted delivery of the services, and Borrower expects the lease to become effective on or about the Closing Date.

     Certain of Borrower’s source code is subject to escrow agreements with Iron Mountain, Escrow Tech and NCC Group.

8

Schedule 3.1(v) – Transactions with Affiliates and Employees

     Timothy Bacci is a member of the Company’s Board of Directors and is a principal with BlueLine Partners, L.L.C.

     Pursuant to the definitive agreements entered into in connection with the Company’s acquisition of Daegis in 2010, Kurt Jensen, a former Daegis stockholder and a current Company employee, received a substantial number of shares of Company Common Stock as consideration.

9